SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 11, 1997


                               VIDEO UPDATE, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-24346                                          41-1461110
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota    55101
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)

                                 (612) 222-0006
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 11, 1997



Item                                                                        Page
----                                                                        ----

ITEM 5.           OTHER EVENTS

                   Credit  Agreement  entered  into as of February 11,
                   1997, among Video Update, Inc., Video Update Canada
                   Inc.,  various  financial  institutions as lenders,
                   Bank of America  Illinois,  as U.S. Agent, and Bank
                   of America Canada, as Canadian Agent.                      1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                           1

SIGNATURE                                                                     2

EXHIBITS                                                                    E-1


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ITEM 5.           OTHER EVENTS

         On February 11, 1997, Video Update, Inc. ("Video Update") and Video Update Canada Inc. ("Video Update Canada") (Video Update and Video Update Canada are collectively referred to as the "Company") entered into (i) a Credit Agreement and (ii) related security agreement documents (collectively, the "Loan Agreement") with various financial institutions as lenders, Bank of America
Illinois, as U.S. Agent, and Bank of America Canada, as Canadian Agent (collectively, the "Lenders"). The Loan Agreement provides that the Company may borrow up to Sixty Million Dollars ($60,000,000) from the Lenders, subject to satisfaction of certain post-closing conditions, covenants and other obligations of the Company. Funds borrowed by the Company bear interest at variable rates based on the prime rate or the interbank Eurodollar rate. The Company intends to use funds borrowed under the Loan Agreement for general working capital purposes.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  a. Financial statements of businesses acquired. Not applicable.

                  b.       Pro forma financial information. Not applicable.

                  c. Exhibits. The following exhibits are filed with this report.

         Exhibit
            No.                                                  Title
            ---                                                  -----

              10 Credit Agreement entered into as of February 11, 1997, among Video Update, Inc., Video Update Canada Inc., various financial institutions as lenders, Bank of America Illinois, as U.S. Agent, and Bank of America Canada, as Canadian Agent.

              99           Press Release.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Video Update, Inc.



Dated:   February 14, 1997                       By:/s/ Daniel A. Potter
                                                    --------------------
                                                     Daniel A. Potter
                                                     Chief Executive Officer




                                       -2-





                                  EXHIBIT INDEX
                                  -------------


Exhibit
   No.                                               Title
   ---                                               -----

   10 Credit Agreement entered into as of February 11, 1997, among Video Update, Inc., Video Update Canada Inc., various financial institutions as lenders, Bank of America Illinois, as U.S. Agent, and Bank of America Canada, as Canadian Agent.

   99                      Press Release.



                                       E-1